UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2000 (May 4, 2000)

                         Surgical Safety Products, Inc.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

          New York                                              65-0565144
------------------------------                             -------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                               Identification No.)

2018 Oak Terrace, Sarasota, Florida                         34231
-------------------------------------                     ----------
(Address of principal executive offices)                   (Zip Code)

Issuer's telephone number (941) 927-7874

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                                  Name of each exchange
                                                       on which registered

         None
-----------------------------                      -------------------------

Securities registered under Section 12(g) of the Exchange Act:

                         Common Stock, $.001 par value
                      -----------------------------------
                                (Title of class)

Copies of Communications Sent to:
                                        Mercedes Travis, Esq.
                                        Mintmire & Associates
                                        265 Sunrise Avenue, Suite 204
                                        Palm Beach, FL 33480
                                        Tel: (561) 832-5696; Fax: (561) 659-5371


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Item 6.           Resignations of Registrant's Directors

         On May 4, 2000, David Collins, a Director of the Company notified the Board of Directors by e-mail that he was tendering his resignation immediately and that he requested his resignation to be made public. With such resignation, he provided a copy of a letter addressed to the Securities and Exchange Commission ("SEC") which he had sent that day.

         In his resignation letter, Mr. Collins stated that he has serious objections to the way in which senior management is running the Company. Mr. Collins claimed that there were inaccurate and improper disclosures in the latest Form 10K filed with the SEC which he specifically addressed in his letter to them. They included the fact that Mr. Collins' signature was listed in the filing when he claimed he would not sign and that there is improper disclosure as the status of the line of credit with SouthTrust Bank. In the resignation letter, also he voiced concerns about Dr. Swor's Internet postings. Mr. Collins claims that Dr. Swor's practices could mislead investors and be in violation of the SEC rules.

         The Company is in disagreement with the views expressed by Mr. Collins.

         As to the signature on the Form 10, specifically, at the time of the filing of the Form 10K, Mr. Collins advised the Company that he was suspending his services pending resolution of outstanding compensation matters. The Company believed at the time that these matters were being resolved and Mr. Collins had tacitly agreed to sign in his capacity as the Chief Financial Officer of the Company. At the last possible moment, Mr. Collins advised the Company that he would not sign. The Company advised Mr. Collins that it believed that his actions amounted to blackmail and asked him to resign. He refused and withheld his resignation. The Company has appointed Dr. Swor to act as the Acting Chief Financial Officer pending appointment of a permanent replacement. While the Company has reached agreement with the permanent replacement, such party has asked that no disclosure be made about the appointment until commencement of services with the Company. The Company anticipates that the permanent replacement will be on staff within the next thirty (30) days. The Company intends to file an Amended Form 10K with Dr. Swor signing as the Acting Chief Financial Officer.

         As to the SouthTrust Bank line of credit, Mr. Collins is incorrect that such line of credit was canceled. In January 2000, the Company was advised by the bank that they were planning not to renew the line because the loan was undercollateralized. Dr. Swor called the bank and the bank advised him that they would review the situation. Nothing occurred for some time, and the Company assumed that the line was continued. By letter dated March 28, 2000, SouthTrust Bank apologized to the Company for not providing the quality of service it expected and advising the Company that it intended to correct the past failures and return their relationship to a satisfactory and properly serviced relationship. Further they confirmed that they wanted to continue their association with the Company on a positive note in the future with the extension of the credit line for the Company. This confirmation was made to the Company prior to the filing of the Form 10K. On this note, the bank called the Company last week to advise it that it was preparing the documentation to officially extend the line. Today, the Company confirmed that the line of credit had never been canceled nor had the note ever been called.

         As to the accusations against Dr. Swor and his Internet posting, Dr. Swor began policing the bulletin board called "Raging Bull" after the matter with Steven King and Insidestock.com. This was undertaken because both he and the Company are concerned that unsubstantiated information is not allowed to proliferate so as to give the investment public false expectations. Initially, Dr. Swor signed on under a pseudonym. About six (6) months ago, he purchased a computer for his home and he began to use his own name as well. The reason why he has two postings is because he cannot sign onto the bulletin board under the same name from two different computers. While the computer in the office has the original pseudonym, his computer at home has his own name. Rather than selectively electing which name to use, the fact is that Dr. Swor uses the name which attaches to the computer from which he is working and he addresses the "Raging Bull" postings when he has the time. Since Dr. Swor is a practicing physician, as well as the Chairman of the Board of the Company and its Chief Executive Officer, there are times when he can only be on the Internet at quiet times. However, it is the Company's and Dr. Swor's belief that rather than misleading the public, the intent has always been to be sure that incorrect and unsubstantiated information is addressed. Dr. Swor believes that a review of his postings will support the propriety of his actions.

Exhibits

17.1     *  Letter of Resignation sent by e-mail to the Board of Directors dated May 4, 2000

17.2     *  Letter from Mr.  Collins to the SEC dated May 4, 2000

17.3     *  Letter from SouthTrust Bank to the Company dated March 28, 2000

* Filed herewith

                                   SIGNATURES

      In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Surgical Safety Products, Inc. (Registrant)

Date: May 11, 2000          By:/s/ Dr.  G.  Michael Swor
                             -------------------------------
                              Dr.  G.  Michael Swor
                              Chief Executive Officer
                              and Acting Chief Financial Officer

                            By:/s/ Donald K. Lawrence
                             --------------------------------
                              Donald K. Lawrence
                              President and Chief Operating Officer